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                     PROSPECTUS SUPPLEMENT -- JULY 30, 2010

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
FUND (Prospectus Date)                                                          PROSPECTUS FORM #
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
RIVERSOURCE HIGH YIELD BOND FUND (7/30/10)                                      S-6370-99 AF
RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND (7/30/10)                           S-6236-99 N
RIVERSOURCE PARTNERS SMALL CAP VALUE FUND (7/30/10)                             S-6239-99 N
RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND (7/30/10)                       S-6042-99 AG
RIVERSOURCE U.S. GOVERNMENT MORTGAGE FUND (7/30/10)                             S-6245-99 M
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Each of the above-referenced funds are collectively referred to as the Funds.

Effective after the close of business on September 3, 2010 (the Effective Date), the Funds' Class B shares will be closed to new accounts and additional purchases by existing Class B shareholders. After the Effective Date, shareholders owning Class B shares may continue to hold those shares (and any Class B shares acquired after that date pursuant to an exchange or distribution reinvestment) until they automatically convert to Class A shares under the Fund's existing conversion schedule. Existing shareholders of Class B shares may continue to exchange their Class B shares for Class B shares of other RiverSource, Seligman or Threadneedle funds that offer Class B shares. Existing Class B shareholders may also continue to add to their accounts through the reinvestment of dividends and capital gain distributions until their conversion to Class A shares.

After the Effective Date, any purchase orders for Class B shares that are initial investments or that are orders for additional shares, including orders made through an active systematic investment plan (other than an exchange or a distribution reinvestment, or purchase orders submitted by a financial intermediary through the National Securities Clearing Corporation (NSCC) as described in more detail below), will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. By being invested in Class A shares (instead of Class B shares), the actual amount invested in the Fund will be reduced by the amount of any applicable front-end sales charge. For purposes of determining the applicable Class A front-end sales charge, the value of a shareholder's account will be deemed to include the value of all applicable shares in eligible accounts, including Class B shares. Please see "INITIAL SALES CHARGE -- RIGHTS OF ACCUMULATION (ROA)" for more information. Your financial advisor or selling and/or servicing agent may have different policies not described here, including a policy to reject purchase orders for Fund Class B shares after the Effective Date or to automatically invest the purchase amount in a money market fund. Please consult your financial advisor or selling and/or servicing agent to understand their policy.

Additional purchase orders for a Fund's Class B shares by an existing Class B shareholder, submitted by such shareholder's financial advisor through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their financial advisor if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

After the Effective Date, the Repurchase privilege (currently described in the prospectus under "REPURCHASES") will no longer be offered for Class B shares. However, shareholders who redeem Class B shares (subject to the imposition of any applicable contingent deferred sales charge (CDSC)) and wish to reinvest all or a portion of the redemption proceeds within 90 days of redemption can invest in Class A shares without incurring a front-end sales charge. To qualify, shareholders must notify their financial intermediary or the Funds' transfer agent in writing in advance of reinvestment and must repurchase shares into an account with the same account owner information. Please see "REPURCHASES" for more information.

All other Class B share features, including but not limited to distribution and service fees, CDSC and conversion features, will remain unchanged for Class B shares held after the Effective Date.


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S-6370-1 A (7/10)